UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2008

NGP CAPITAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 2975 Houston, Texas (Address of principal executive offices)		77010 (Zip Code)

Registrant’s Telephone Number, including area code:  (713) 752-0062

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On December 19, 2008, the Registrant issued a press release announcing the declaration of a dividend of $0.41 per share of common stock.  The record date for the dividend is December 29, 2008 and it will be paid on January 5, 2009.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

c.           Exhibits

99.1	Press Release dated December 19, 2008.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:	/s/ John H. Homier
John H. Homier
Chief Executive Officer

Date: December 19, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 19, 2008.